CrowdStrike Reports Fourth Quarter and Fiscal Year 2024 Financial Results

•Ending ARR grows 34% year-over-year to reach $3.44 billion
•Net new ARR growth accelerates to 27% year-over-year and reaches a record $282 million
•Achieves fourth consecutive quarter of both record GAAP and non-GAAP net income
•Delivers record operating and free cash flow

AUSTIN, Texas - March 5, 2024 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data, today announced financial results for the fourth quarter and fiscal year 2024, ended January 31, 2024.

"CrowdStrike delivered an exceptionally strong and record fourth quarter with net new ARR growth accelerating to 27% year-over-year, reaching a new high of $282 million and ending ARR growing 34% year-over-year to reach $3.44 billion,” said George Kurtz, CrowdStrike's president, chief executive officer and co-founder. “Customers favor our single platform approach, standardizing on CrowdStrike for cloud security, identity protection, and LogScale next-gen SIEM solutions, together representing more than $850 million of ending ARR. CrowdStrike is cybersecurity’s consolidator of choice, innovator of choice, and platform of choice to stop breaches.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike's chief financial officer, added, “Highlights of the fiscal year included, ending ARR growing 34%, four consecutive quarters of GAAP net income, 104% non-GAAP net income growth and free cash flow margin of 31%, exceeding our target for the year. Our achievements in fiscal 2024 represent another high-water mark for CrowdStrike and we remain relentlessly focused on profitably scaling the business to $10 billion ARR and beyond."

Fourth Quarter Fiscal 2024 Financial Highlights

•Revenue: Total revenue was $845.3 million, a 33% increase, compared to $637.4 million in the fourth quarter of fiscal 2023. Subscription revenue was $795.9 million, a 33% increase, compared to $598.3 million in the fourth quarter of fiscal 2023.

•Annual Recurring Revenue (ARR) increased 34% year-over-year and grew to $3.44 billion as of January 31, 2024, of which $281.9 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 78%, compared to 75% in the fourth quarter of fiscal 2023. Non-GAAP subscription gross margin was 80%, compared to 77% in the fourth quarter of fiscal 2023.

•Income/Loss from Operations: GAAP income from operations was $29.7 million, compared to a loss of $61.5 million in the fourth quarter of fiscal 2023. Non-GAAP income from operations was $213.1 million, compared to $95.6 million in the fourth quarter of fiscal 2023.

•Net Income/Loss Attributable to CrowdStrike: GAAP net income attributable to CrowdStrike was $53.7 million, compared to a loss of $47.5 million in the fourth quarter of fiscal 2023. GAAP net income per share attributable to CrowdStrike, diluted was $0.22, compared to a loss of $0.20 in the fourth quarter of fiscal 2023. Non-GAAP net income attributable to CrowdStrike was $236.2 million, compared to $111.6 million in the fourth quarter of fiscal 2023. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.95, compared to $0.47 in the fourth quarter of fiscal 2023.

•Cash Flow: Net cash generated from operations was $347.0 million, compared to $273.3 million in the fourth quarter of fiscal 2023. Free cash flow was $283.0 million, compared to $209.5 million in the fourth quarter of fiscal 2023.

•Cash, Cash Equivalents and Short-term Investments was $3.47 billion as of January 31, 2024.

Full Year Fiscal 2024 Financial Highlights

•Revenue: Total revenue was $3.06 billion, a 36% increase, compared to $2.24 billion in fiscal 2023. Subscription revenue was $2.87 billion, a 36% increase, compared to $2.11 billion in fiscal 2023.

•Subscription Gross Margin: GAAP subscription gross margin was 78% in fiscal 2024, compared to 76% in fiscal 2023. Non-GAAP subscription gross margin was 80%, compared to 78% in fiscal 2023.

•Income/Loss from Operations: GAAP loss from operations was $2.0 million, compared to a loss of $190.1 million in fiscal 2023. Non-GAAP income from operations was $660.3 million, compared to $355.6 million in fiscal 2023.

•Net Income/Loss Attributable to CrowdStrike: GAAP net income attributable to CrowdStrike was $89.3 million, compared to a loss of $183.2 million in fiscal 2023. GAAP net income per share attributable to CrowdStrike, diluted, was $0.37, compared to a loss of $0.79 in fiscal 2023. Non-GAAP net income attributable to CrowdStrike was $751.8 million, compared to $368.4 million in fiscal 2023. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $3.09, compared to $1.54 in fiscal 2023.

•Cash Flow: Net cash generated from operations was $1,166.2 million, compared to $941.0 million in fiscal 2023. Free cash flow was $938.2 million, compared to $676.8 million in fiscal 2023.

Recent Highlights

•CrowdStrike’s module adoption rates were 64%, 43% and 27% for five or more, six or more, and seven or more modules, respectively, as of January 31, 20241.

•Named a Leader in the 2023 Gartner® Magic Quadrant™ for Endpoint Protection Platforms, positioned furthest for Completeness of Vision for the fourth consecutive time and highest for Ability to Execute among 15 vendors evaluated in the report2.

•Recognized as Overall Customers’ Choice in 2024 Gartner Peer Insights™ Voice of the Customer for Vulnerability Assessment Report3.

•Received the highest score of all vendors in the Strategy category and highest scores possible in the Vision and Innovation criteria in The Forrester Wave™: Cloud Workload Security, Q1 2024 report4 and named a leader in The Forrester Wave™: Managed Detection And Response Services In Europe, Q4 2023 report4.

•Agreed to acquire Flow Security, the industry's first and only cloud data runtime security solution.

•Expanded strategic partnership to deliver Dell’s Managed Detection and Response (MDR) services with the industry-leading AI-native CrowdStrike Falcon® XDR platform.

•Announced the general availability of CrowdStrike Falcon Data Protection, Charlotte AI and Falcon for IT.

•Released the 2024 CrowdStrike Global Threat Report, which highlighted a surge in adversaries leveraging stolen identity credentials.

•Completed the IRAP and TISAX assessments, the latest in a series of certifications of governments and industry associations around the world that expand access and accelerate the adoption of the AI-native CrowdStrike Falcon platform.

•Announced that Optiv, the cyber advisory and solutions leader, surpassed the $1 billion milestone in sales of CrowdStrike's AI-native Falcon platform.

•Ranked #3 in 2023 Fortune Future 50 List.

Financial Outlook

CrowdStrike is providing the following guidance for the first quarter of fiscal 2025 (ending April 30, 2024) and guidance for fiscal year 2025 (ending January 31, 2025).

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q1 FY25 Guidance	Full Year FY25 Guidance
Total revenue	$902.2 - $905.8 million	$3,924.9 - $3,989.0 million
Non-GAAP income from operations	$188.1 - $190.8 million	$863.6 - $913.0 million
Non-GAAP net income attributable to CrowdStrike	$220.4 - $223.1 million	$940.3 - $989.7 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.89 - $0.90	$3.77 - $3.97
Weighted average shares used in computing Non-GAAP net income per share attributable to common stockholders, diluted	248 million	250 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the fourth quarter of fiscal 2024 and outlook for its fiscal first quarter and fiscal year 2025 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	March 5, 2024
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Pre-registration link for dial-in access:	register.vevent.com/register/BIdbe3c03664f8419b8b69111638e9c60b
Webcast:	ir.crowdstrike.com
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the fiscal first quarter and fiscal year 2025, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Beginning in the fourth quarter of fiscal 2023, module adoption rates are calculated by taking the total number of customers with five or more, six or more, and seven or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.

Reports Referenced and Disclaimers

2. Gartner, Magic Quadrant for Endpoint Protection Platforms, 31 December 2023, Evgeny Mirolyubov, Max Taggett, Franz Hinner, Nikul Patel.
3. Gartner, Voice of the Customer for Vulnerability Assessment, 30 January 2024, Peer Contributors
4. The Forrester Wave™: Cloud Workload Security, Q1 2024
The Forrester Wave™: Managed Detection And Response Services In Europe, Q4 2023

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

Gartner is a registered trademark and service mark and Magic Quadrant is a registered trademark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and are used herein with permission. All rights reserved.

Gartner and Peer Insights™ are trademarks of Gartner, Inc. and/or its affiliates. All rights reserved.
Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose.

The Gartner content described herein, (the "Gartner Content") represents(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this press release) and the opinions expressed in the Gartner Content are subject to change without notice.

About CrowdStrike Holdings
CrowdStrike Holdings, Inc. is a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data.
Powered by the CrowdStrike Security Cloud and advanced artificial intelligence, the CrowdStrike Falcon® platform delivers better outcomes to customers through rapid and scalable deployment, superior protection and performance, reduced complexity and immediate time-to-value.
CrowdStrike Falcon leverages a single lightweight-agent architecture with integrated cloud modules spanning multiple security markets, including corporate workload security, managed security services, security and vulnerability management, IT operations management, threat intelligence services, identity protection and log management.

For more information, please visit: ir.crowdstrike.com

CrowdStrike, the CrowdStrike logo, and other CrowdStrike marks are trademarks and/or registered trademarks of CrowdStrike, Inc., or its affiliates or licensors. Other words, symbols, and company product names may be trademarks of the respective companies with which they are associated.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Kevin Benacci, Sr. Director, Corporate Communications
press@crowdstrike.com
216-409-5055
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Revenue
Subscription	$795,947	$598,263	$2,870,557	$2,111,660
Professional services	49,388	39,104	184,998	129,576
Total revenue	845,335	637,367	3,055,555	2,241,236
Cost of revenue
Subscription (1)(2)	175,509	149,426	630,745	511,684
Professional services (1)	33,063	26,178	124,978	89,547
Total cost of revenue	208,572	175,604	755,723	601,231
Gross profit	636,763	461,763	2,299,832	1,640,005
Operating expenses
Sales and marketing (1)(2)(4)	290,357	246,439	1,140,566	904,409
Research and development (1)(2)(3)(4)	213,998	191,845	768,497	608,364
General and administrative (1)(2)(3)(4)(5)	102,737	84,979	392,764	317,344
Total operating expenses	607,092	523,263	2,301,827	1,830,117
Income (loss) from operations	29,671	(61,500)	(1,995)	(190,112)
Interest expense(6)	(6,422)	(6,352)	(25,756)	(25,319)
Interest income	41,685	27,016	148,930	52,495
Other income (expense),net(7)(8)	3,616	(2,782)	1,638	3,053
Income (loss) before provision for income taxes	68,550	(43,618)	122,817	(159,883)
Provision for income taxes(9)	13,609	5,314	32,232	22,402
Net income (loss)	54,941	(48,932)	90,585	(182,285)
Net income (loss) attributable to non-controlling interest	1,242	(1,451)	1,258	960
Net income (loss) attributable to CrowdStrike	$53,699	$(47,481)	$89,327	$(183,245)
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$0.22	$(0.20)	$0.37	$(0.79)
Diluted	$0.22	$(0.20)	$0.37	$(0.79)
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	240,856	235,027	238,637	233,139
Diluted	247,936	235,027	243,635	233,139
_____________________________

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Subscription cost of revenue	$13,311	$10,134	$43,886	$32,091
Professional services cost of revenue	6,282	5,096	22,302	15,692
Sales and marketing	46,083	42,747	175,808	151,919
Research and development	62,142	54,364	205,896	174,711
General and administrative	48,454	40,006	183,627	152,091
Total stock-based compensation expense	$176,272	$152,347	$631,519	$526,504
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Subscription cost of revenue	$4,819	$3,571	$15,560	$13,907
Sales and marketing	602	619	2,085	2,557
Research and development	—	—	468	—
General and administrative	82	36	303	101
Total amortization of acquired intangible assets	$5,503	$4,226	$18,416	$16,565
(3)Includes acquisition-related expenses as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Research and development	$—	$—	$750	$—
General and administrative	428	477	3,632	2,664
Total acquisition-related expenses	$428	$477	$4,382	$2,664
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Sales and marketing	$125	$—	$92	$—
Research and development	81	—	61	—
General and administrative	31	1	23	1
Total mark-to-market adjustments on deferred compensation liabilities	$237	$1	$176	$1
(5)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
General and administrative	$1,000	$—	$7,797	$—
Total legal reserve and settlement charges	$1,000	$—	$7,797	$—

(6)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Interest expense	$546	$548	$2,186	$2,187
Total amortization of debt issuance costs and discount	$546	$548	$2,186	$2,187
(7)Includes gains (losses) and other income from strategic investments as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Other income (expense), net	$2,485	$(2,904)	$2,516	$1,920
Total gains (losses) and other income from strategic investments	$2,485	$(2,904)	$2,516	$1,920
(8)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Other income, net	$237	$1	$176	$1
Total gains on deferred compensation assets	$237	$1	$176	$1
(9)Includes provision (benefit) for income taxes related to acquisitions as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
Provision (benefit) for income taxes	$—	$—	$(615)	$4,658
Total provision (benefit) for income taxes	$—	$—	$(615)	$4,658

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$3,375,069	$2,455,369
Short-term investments	99,591	250,000
Accounts receivable, net of allowance for credit losses	853,105	626,181
Deferred contract acquisition costs, current	246,370	186,855
Prepaid expenses and other current assets	183,172	121,862
Total current assets	4,757,307	3,640,267
Strategic investments	56,244	47,270
Property and equipment, net	620,172	492,335
Operating lease right-of-use assets	48,211	39,936
Deferred contract acquisition costs, noncurrent	335,933	260,233
Goodwill	638,041	430,645
Intangible assets, net	114,518	86,889
Other long-term assets	76,094	28,965
Total assets	$6,646,520	$5,026,540
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$28,180	$45,372
Accrued expenses	125,896	137,884
Accrued payroll and benefits	234,624	168,767
Operating lease liabilities, current	14,150	13,046
Deferred revenue	2,270,757	1,727,484
Other current liabilities	23,672	16,519
Total current liabilities	2,697,279	2,109,072
Long-term debt	742,494	741,005
Deferred revenue, noncurrent	783,342	627,629
Operating lease liabilities, noncurrent	36,230	29,567
Other liabilities, noncurrent	50,086	31,833
Total liabilities	4,309,431	3,539,106
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	121	118
Additional paid-in capital	3,364,328	2,612,705
Accumulated deficit	(1,058,836)	(1,148,163)
Accumulated other comprehensive loss	(1,663)	(1,019)
Total CrowdStrike Holdings, Inc. stockholders’ equity	2,303,950	1,463,641
Non-controlling interest	33,139	23,793
Total stockholders’ equity	2,337,089	1,487,434
Total liabilities and stockholders’ equity	$6,646,520	$5,026,540

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year Ended January 31,
	2024	2023
Operating activities
Net income (loss)	$90,585	$(182,285)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	126,838	77,245
Amortization of intangible assets	18,416	16,565
Amortization of deferred contract acquisition costs	238,901	170,808
Non-cash operating lease costs	13,398	9,440
Stock-based compensation expense	631,519	526,504
Deferred income taxes	(3,387)	1,306
Realized gains on strategic investments	(3,936)	—
Accretion of short-term investments purchased at a discount	(2,285)	—
Non-cash interest expense	3,173	2,813
Change in fair value of strategic investments	1,459	(1,830)
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	(217,699)	(258,109)
Deferred contract acquisition costs	(371,649)	(298,716)
Prepaid expenses and other assets	(102,520)	(46,807)
Accounts payable	(18,898)	(15,463)
Accrued expenses and other liabilities	14,586	58,923
Accrued payroll and benefits	65,102	65,226
Operating lease liabilities	(14,035)	(10,364)
Deferred revenue	696,639	825,751
Net cash provided by operating activities	1,166,207	941,007
Investing activities
Purchases of property and equipment	(176,529)	(235,019)
Capitalized internal-use software and website development costs	(49,457)	(29,095)
Purchases of strategic investments	(17,177)	(21,808)
Proceeds from sales of strategic investments	2,000	—
Business acquisitions, net of cash acquired	(239,030)	(18,349)
Purchases of intangible assets	(11,126)	(2,323)
Purchases of short-term investments	(195,581)	(250,000)
Proceeds from maturities and sales of short-term investments	348,281	—
Purchases of deferred compensation investments	(2,031)	(64)
Net cash used in investing activities	(340,650)	(556,658)
Financing activities
Repayment of loan payable	—	(1,591)
Proceeds from issuance of common stock upon exercise of stock options	8,695	8,655
Proceeds from issuance of common stock under the employee stock purchase plan	76,375	59,419
Capital contributions from non-controlling interest holders	8,088	10,954
Net cash provided by financing activities	93,158	77,437

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	1,958	(1,495)

Net increase in cash, cash equivalents and restricted cash	920,673	460,291

Cash, cash equivalents and restricted cash, beginning of period	2,456,924	1,996,633
Cash, cash equivalents and restricted cash, end of period	$3,377,597	$2,456,924

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
GAAP subscription revenue	$795,947	$598,263	$2,870,557	$2,111,660
GAAP professional services revenue	49,388	39,104	184,998	129,576
GAAP total revenue	$845,335	$637,367	$3,055,555	$2,241,236

GAAP subscription gross profit	$620,438	$448,837	$2,239,812	$1,599,976
Stock based compensation expense	13,311	10,134	43,886	32,091
Amortization of acquired intangible assets	4,819	3,571	15,560	13,907
Non-GAAP subscription gross profit	$638,568	$462,542	$2,299,258	$1,645,974

GAAP subscription gross margin	78%	75%	78%	76%
Non-GAAP subscription gross margin	80%	77%	80%	78%

GAAP professional services gross profit	$16,325	$12,926	$60,020	$40,029
Stock based compensation expense	6,282	5,096	22,302	15,692
Non-GAAP professional services gross profit	$22,607	$18,022	$82,322	$55,721

GAAP professional services gross margin	33%	33%	32%	31%
Non-GAAP professional services gross margin	46%	46%	44%	43%

Total GAAP gross margin	75%	72%	75%	73%
Total Non-GAAP gross margin	78%	75%	78%	76%

GAAP sales and marketing operating expenses	$290,357	$246,439	$1,140,566	$904,409
Stock based compensation expense	(46,083)	(42,747)	(175,808)	(151,919)
Amortization of acquired intangible assets	(602)	(619)	(2,085)	(2,557)
Mark-to-market adjustments on deferred compensation liabilities	(125)	—	(92)	—
Non-GAAP sales and marketing operating expenses	$243,547	$203,073	$962,581	$749,933

GAAP sales and marketing operating expenses as a percentage of revenue	34%	39%	37%	40%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	29%	32%	32%	33%

GAAP research and development operating expenses	$213,998	$191,845	$768,497	$608,364
Stock based compensation expense	(62,142)	(54,364)	(205,896)	(174,711)
Amortization of acquired intangible assets	—	—	(468)	—
Acquisition-related expenses, net	—	—	(750)	—
Mark-to-market adjustments on deferred compensation liabilities	(81)	—	(61)	—
Non-GAAP research and development operating expenses	$151,775	$137,481	$561,322	$433,653

GAAP research and development operating expenses as a percentage of revenue	25%	30%	25%	27%
Non-GAAP research and development operating expenses as a percentage of revenue	18%	22%	18%	19%

GAAP general and administrative operating expenses	$102,737	$84,979	$392,764	$317,344
Stock based compensation expense	(48,454)	(40,006)	(183,627)	(152,091)
Acquisition-related expenses, net	(428)	(477)	(3,632)	(2,664)
Amortization of acquired intangible assets	(82)	(36)	(303)	(101)
Mark-to-market adjustments on deferred compensation liabilities	(31)	(1)	(23)	(1)
Legal reserve and settlement charges	(1,000)	—	(7,797)	—
Non-GAAP general and administrative operating expenses	$52,742	$44,459	$197,382	$162,487

GAAP general and administrative operating expenses as a percentage of revenue	12%	13%	13%	14%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	7%	6%	7%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
GAAP income (loss) from operations	$29,671	$(61,500)	$(1,995)	$(190,112)
Stock based compensation expense	176,272	152,347	631,519	526,504
Amortization of acquired intangible assets	5,503	4,226	18,416	16,565
Acquisition-related expenses, net	428	477	4,382	2,664
Mark-to-market adjustments on deferred compensation liabilities	237	1	176	1
Legal reserve and settlement charges	1,000	—	7,797	—
Non-GAAP income from operations	$213,111	$95,551	$660,295	$355,622

GAAP operating margin	4%	(10)%	—%	(8)%
Non-GAAP operating margin	25%	15%	22%	16%

GAAP net income (loss) attributable to CrowdStrike	$53,699	$(47,481)	$89,327	$(183,245)
Stock based compensation expense	176,272	152,347	631,519	526,504
Amortization of acquired intangible assets	5,503	4,226	18,416	16,565
Acquisition-related expenses, net	428	477	4,382	2,664
Amortization of debt issuance costs and discount	546	548	2,186	2,187
Mark-to-market adjustments on deferred compensation liabilities	237	1	176	1
Legal reserve and settlement charges	1,000	—	7,797	—
Provision (benefit) for income taxes(1)	—	—	(615)	4,658
Losses (gains) and other income from strategic investments attributable to CrowdStrike	(1,242)	1,451	(1,258)	(960)
Gains on deferred compensation assets	(237)	(1)	(176)	(1)
Non-GAAP net income attributable to CrowdStrike	$236,206	$111,568	$751,754	$368,373
Weighted-average shares used in computing basic net income (loss) per share attributable to CrowdStrike common stockholders (GAAP)	240,856	235,027	238,637	233,139

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$0.22	$(0.20)	$0.37	$(0.79)

GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$0.22	$(0.20)	$0.37	$(0.79)
Stock-based compensation	0.71	0.64	2.59	2.20
Amortization of acquired intangible assets	0.02	0.02	0.08	0.07
Acquisition-related expenses, net	—	—	0.02	0.01
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Legal reserve and settlement charges	—	—	0.03	—
Provision (benefit) for income taxes (1)	—	—	—	0.02
Adjustment to fully diluted earnings per share (2)	0.01	—	—	0.02
Losses (gains) and other income from strategic investments attributable to CrowdStrike	(0.01)	0.01	(0.01)	—
Gains on deferred compensation assets	—	—	—	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.95	$0.47	$3.09	$1.54
Weighted-average shares used in diluted net income (loss) per share attributable to CrowdStrike common stockholders calculation:
GAAP	240,856	235,027	238,637	233,139
Non-GAAP	247,936	239,501	243,635	239,098
____________________________
(1)CrowdStrike uses its GAAP provision for income taxes for the purpose of determining its non-GAAP income tax expense. The tax costs for intellectual property integration relating to acquisitions are included in the GAAP provision for income taxes. The income tax benefits related to stock-based compensation, amortization of acquired intangibles assets, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments attributable to CrowdStrike and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes were not material for all periods presented.
(2)For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences or because the basic share counts used to calculate GAAP net loss per share attributable to CrowdStrike common stockholders differ from the diluted share counts used to calculate non-GAAP net income per share attributable to CrowdStrike common stockholders. The GAAP net loss per share attributable to CrowdStrike common stockholders calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share attributable to CrowdStrike common stockholders.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2024	2023	2024	2023
GAAP net cash provided by operating activities	$347,016	$273,293	$1,166,207	$941,007
Purchases of property and equipment	(52,584)	(55,410)	(176,529)	(235,019)
Capitalized internal-use software and website development costs	(10,852)	(8,356)	(49,457)	(29,095)
Purchases of deferred compensation investments	(569)	(64)	(2,031)	(64)
Free cash flow	$283,011	$209,463	$938,190	$676,829

GAAP net cash provided by (used in) investing activities	$20,395	$(319,140)	$(340,650)	$(556,658)
GAAP net cash provided by financing activities	$33,460	$29,134	$93,158	$77,437

GAAP net cash provided by operating activities as a percentage of revenue	41%	43%	38%	42%
Purchases of property and equipment as a percentage of revenue	(6)%	(9)%	(6)%	(10)%
Capitalized internal-use software and website development costs as a percentage of revenue	(1)%	(1)%	(2)%	(1)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Free cash flow margin	33%	33%	31%	30%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense, and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), mark-to-market adjustments on deferred compensation liabilities, and legal reserve and settlement charges.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, and purchases of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year-over-year growth rate percentage and summing it with the current quarter free cash flow margin percentage.